UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
_______________________________________________________________________________

Filed by the Registrant	☒	Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

HERC HOLDINGS INC.

2022 Annual Meeting

Vote by May 11, 2022 11:59 PM ET. For shares held in a Plan, vote by May 10, 2022 11:59 PM ET.

HercRentals®

HERC HOLDINGS INC.
27500 RIVERVIEW CENTER BLVD.
BONITA SPRINGS, FLORIDA 34134

D76626-P66590

You invested in HERC HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material(s) for the stockholder meeting to be held on May 12, 2022.**

Get informed before you vote

View the Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 12, 2022
9:00 a.m. (local time)

Herc Holdings Headquarters
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the ten nominees identified in the Company's proxy statement to serve as directors until the next Annual Meeting of Stockholders. **Nominees:**	
1a. Patrick D. Campbell	For
1b. Lawrence H. Silber	For
1c. James H. Browning	For
1d. Shari L. Burgess	For
1e. Hunter C. Gary	For
1f. Jean K. Holley	For
1g. Michael A. Kelly	For
1h. Steven D. Miller	For
1i. Rakesh Sachdev	For
1j. Andrew J. Teno	For
2. Approval, by a non-binding advisory vote, of the named executive officers' compensation.	For
3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D76627-P66590